UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   August 18, 2008

BIO-PATH HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

333-105075	87-0652870
(Commission File Number)	(IRS Employer Identification No.)

3293 Harrison Blvd., Ste. 230, Ogden, UT	84403
(Address of Principal Executive Offices)	(Zip Code)

801-399-5500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure Of Directors Or Principal  Officers;  Election Of Directors; Appointment of Principal Officers

Effective August 18, 2008, Dr. Ulrich Mueller, resigned as a member of the registrant’s Board of Directors.  There were no disagreements or adverse actions associated with Dr. Mueller’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 2008	BIO-PATH HOLDINGS INC.

By: /s/ Peter Nielsen
Chief Executive Officer